SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                   Abigail Adams National Bancorp, Inc.

        (Name of Registrant as Specified In Its Charter)

       Alan Schick, Luse Lehman Gorman Pomerenk & Schick, PC
          (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction
       applies:
      ........................................................
    2) Aggregate number of securities to which transaction
       applies:
    ...........................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    ...........................................................
    4) Proposed maximum aggregate value of transaction:
    .............................................................
    5)  Total fee paid:
    ...........................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

September 21, 1998



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. 20006 at 3:00 p.m., (local time) on October 20, 1998.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect the Board of Directors of the Company and to ratify the appointment of Arthur Andersen LLP as auditors for the Company's 1998 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,


/s/Jeanne D. Hubbard
__________________
Jeanne D. Hubbard
Chairwoman of the Board
President and Chief Executive Officer

                 Abigail Adams National Bancorp, Inc.
                        1627 K Street, N.W.
                       Washington, D.C. 20006
                           (202) 466-4090

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On October 20, 1998

    Notice is hereby given that the Annual Meeting of Abigail
Adams National Bancorp, Inc. (the "Company") will be held at The
Adams National Bank, 1627 K Street, N.W., Washington, D.C. on
October 20, 1998 at 3:00 p.m., local time.

       A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

       The Annual Meeting is for the purpose of considering and acting upon:

       1. The election of Directors to the Board of Directors of the Company;

       2.     The ratification of the appointment of Arthur
              Andersen LLP as auditors for the Company for the fiscal year ended December 31, 1998; and

such other matters as may properly come before the Annual
Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual
Meeting.

    Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 14, 1998 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

    EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                             By Order of the Board of Directors

                            /s/Brenda S. Johnson
                            ________________
                             Brenda S. Johnson
                             Secretary


Washington, D.C.
September 21, 1998

_________________________________________________________________
IMPORTANT:  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED
STATES.
_________________________________________________________________

                          PROXY STATEMENT
                                of
                ABIGAIL ADAMS NATIONAL BANCORP, INC.
                       1627 K Street, N.W.
                     Washington, D.C. 20006
                          (202) 466-4090

_________________________________________________________________
                    ANNUAL MEETING OF STOCKHOLDERS
                           October 20, 1998
_________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. on October 20, 1998 at 3:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 21, 1998.

_________________________________________________________________
                       REVOCATION OF PROXIES
_________________________________________________________________

    Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

    Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Brenda S. Johnson, at the address of the Company shown above. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.
_________________________________________________________________
          VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

    Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on September 14, 1998 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 1,668,219 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

    Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date.

                          Amount of Shares
                          Owned and Nature    Percent of Shares
Name and Address of         of Beneficial      of Common Stock
 Beneficial Owner             Ownership          Outstanding
___________________        _________________   _______________
Shirley A. Reynolds            345,556 (1)(2)        20.9%
1130 13th Avenue
Huntington, WV 25701

Barbara W. Beymer             39,000 (1)            2.4%
214 North Boulevard West
Huntington, WV 25701

Deborah P. Wright             81,000 (3)            4.9%
1517 North Boulevard West
Flatwoods, KY 41139

Thomas W. Wright              21,000 (1),(3)        1.3%
1517 North Boulevard West
Flatwoods, KY  41139

Kathleen Walsh Carr             1,500 (4)             *

George Cook                       500                 *

Jeanne D. Hubbard             4,856 (1)(5)(9)         *

Marshall T. Reynolds        225,820 (1)(2)(6)(9)    13.7%

Robert L. Shell, Jr.       66,356 (1)(5)(7)(8)(9)    4.0%

Marianne Steiner                   600                 *

Joseph L. Williams                 200                 *

Bonita A. Wilson                   200                 *

All directors and executive
officers as a group (11) persons 300,032 (12)       17.9%
______________________
*Less than 1%
(1)  Based upon Amendment No. 4 to Schedule 13D dated March 11,
     1998, Marshall T. Reynolds, Shirley A. Reynolds, Robert L.
     Shell, Jr., Robert H. Breymer, Thomas W. Wright, Deborah  P.
     Wright and Jeanne D. Hubbard
(2)  Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 195,495 shares
     owned jointly.  An additional 30,000 shares are held by a
     dependent child.
(3)  Thomas W. Wright and Deborah P. Wright share voting and dispositive power with respect to 21,000 shares owned
     jointly.
(4)  Includes options to acquire 1,000 shares of Common Stock.
(5)  Includes options to purchase 92 shares granted to Ms.
     Hubbard and Mr. Shell under the Directors Stock Option Plan.
     See "Executive Compensation Directors Stock Option Plan."
(6)  Includes options to purchase 61 shares granted to Mr.
     Reynolds under the Directors Stock Option Plan.  See
     "Executive Compensation Directors Stock Option Plan."
(7)  Mr. Shell's shares include 6,000 shares transferred by gift to his wife.
(8)  Robert L. Shell, Jr. shares voting and dispositive power with respect to 20,000 shares owned jointly with his wife,
     Lena Ji Shell.
(9)  Includes options to purchase 264 shares granted to each director under the 1996 Directors Stock Option Plan.

_________________________________________________________________
                PROPOSAL I ELECTION OF DIRECTORS
_________________________________________________________________

    The Company's Board of Directors is currently composed of seven members. The Company's bylaws provide that all Directors are elected annually. The Board has determined to increase its size in order to elect Kathleen Walsh Carr as a director.

    The table below sets forth certain information regarding the composition of the Company's Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

    Name           Age         Positions Held       Since (1)
______________   ______        ______________       _________
                        NOMINEES

Kathleen Walsh Carr 52        President & Chief        N/A
                              Executive Officer
                           The Adams National Bank

George Cook         64            Director              1998
Jeanne D. Hubbard   50       Chairwoman, President      1995
                           & Chief Executive Officer
                             Abigail Adams National
                               Bancorp, Inc.
Marshall T. Reynolds 62           Director              1995
Robert L. Shell, Jr. 54           Director              1995
Marianne Steiner     43           Director              1998
Joseph L. Williams   52           Director              1998
Bonita A. Wilson     56           Director              1998

    The principal occupation during the past five years of each director of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

    Kathleen Walsh Carr has served as President, Chief Executive Officer and Director of The Adams National Bank since 1998 and served as Senior Vice President and chief Lending Officer since 1997. Ms. Carr has over 25 years of commercial banking experience with most of her professional career spent in the areas of commercial lending. Ms. Carr was Senior Vice President of Commercial Lending and subsequently Private Banking with NationsBank from 1986 to 1997, prior to joining the Bank, and she worked for NationsBank since 1980. Ms. Carr is a Member of the Greater Washington Board of Trade. Ms. Carr is a graduate of Marquette University.

    A. George Cook is the Principal of George Cook & Co., and a Distinguished Fellow of the Institute of Public Policy at George Mason University. Mr. Cook is Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc., a current Member of the Greater Washington Board of Trade, and a Member of Urban Land Institute. Mr. Cook is a former Chair of the National Policy Council, and a Director and a past Executive Committee Member of the Greater Washington Research Council. Mr. Cook is a Board Member and past Chairman of the Board of Alexandria Health Services Corporation, and a Board Member of the Girl Scouts of the USA. Mr. Cook is a Member and past Chairman of the Board of the National Parking Association. Mr. Cook is a former Member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia. Mr. Cook is a former Member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board.

    Jeanne D. Hubbard has been a Director of the Company and the Bank since 1995, Chairwoman, President and Chief Execute Officer of the Company since 1998 and Chairwoman of the Bank since 1998. Ms. Hubbard has served as a Director and Executive Vice President of First Sentry Bank, Huntington, WV since 1996 and as a Director of First Southwest Bank, Jennings, LA since 1997. Ms. Hubbard served as an Executive Officer in 1996 and 1997 of First Guaranty

Bank, Hammon, LA and had previously served as their consultant from 1993 to 1996. From 1980 to 1993, Ms. Hubbard held a variety of officer positions, including Vice President and Senior Commercial Lender and Chairwoman of the Loan Committee and Asset/Liability Committee, with First Bank of Ceredo, Ceredo, WV. Ms. Hubbard served as President of the C-K Rotary Club and Chairwoman of the Citizens Advisory Committee of the United Way in Huntington, WV. Ms. Hubbard is a graduate of Purdue University and holds a Masters degree from Marshall University.

    Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in the first quarter of 1996. Mr. Reynolds became Chairman of the Board of First Guaranty Bank during the second quarter of 1996. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of United Way of the River Cities, Inc. and Boys and Girls Clubs of Huntington. Mr. Reynolds has been a Director of the Company and the Bank since November 1995.

    Robert L. Shell, Jr. is the Chairman and Chief Executive Officer of Guyan International, a privately held holding company for manufacturing and service companies, a position he has held since 1985. Mr. Shell has been a Director of First Guaranty Bank, Hammond, LA since 1993, of First State Bank of Sarasota since February 1994 and First Sentry Bank, Huntington, WV since 1996. Mr. Shell is a Board Member of the Huntington Boys and Girls Club, the Cabell Huntington Hospital Foundation and the West Virginia Foundation for Independent Colleges. Mr. Shell was formerly the Chairman of the Marshall Artists Series. Mr. Shell has been a Director of the Company and the Bank since October 1995.

    Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving MCI Communications Corporation as Director of Marketing. Ms. Steiner holds a joint M.E. and M.S. degree from the Harvard Business School and Graduate School of Arts and Sciences in Information Sciences and Applied Mathematics, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner serves as a Trustee and Member of the Governing Board of Beauvoir School.

    Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, WV. Mr. Williams is a Director of the Huntington Industrial Corporation, unlimited Futures, Inc. (A small business incubator), and the West Virginia Capital Corporation. Mr. Williams is a Member of the National Advisory Council of the United States Small Business Administration, the Huntington Municipal Development Authority and is Treasurer of the Huntington Museum of Art. Mr. Williams is a former Mayor and City Councilman of the City of Huntington. Mr. Williams is a graduate of Marshall University and a Member of the Executive Committee of its College of Business Advisory Board.

    Bonita A. Wilson owns and operates her own retail business and is a consultant to other business. Ms. Wilson was a Retail Management Executive for over 15 years with Garfinkles, TJ Maxx and the Hecht Company. Ms. Wilson has served as a Director of Dart Group Corporation, Trak Auto Corporation and Crown Books Corporation in 1993 through 1997. Ms. Wilson also served on the Advisory Board of Wedgewood Capital Management and as the Honorary Chair of the John A. Wilson Memorial Community Foundation.

Ownership Reports by Officers and Directors

    The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. No such disclosure is required with respect to the Company's officers and directors.

_________________________________________________________________
         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
_________________________________________________________________

    The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 1997, the Board of Directors of the Company held nine regular and special meetings. During the year ended December 31, 1997, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served, except for Robert L. Shell, Jr.

    The Personal Committee of the Company meets periodically to review the performance of officers and employees and determine compensation programs and adjustments, as well as nominations to the Board of Directors. It is currently comprised of Directors Reynolds, Shell, and Williams. The Personnel Committee met 11 times during the year ended December 31, 1997.

    The Audit/Compliance Committee currently consists of Directors
Cook,
Wilson and
Steiner.  This committee
meets on a quarterly basis with the internal auditor and the Company's compliance officer to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The
Audit/Compliance
Committee
also meets with the Company's independent auditors.  The
Audit/Compliance
Committee
met five times during the
year
ended December 31, 1997.

    During 1997, each director of the Company received $250 for each meeting of the Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.

_________________________________________________________________
                      EXECUTIVE COMPENSATION
_________________________________________________________________

    The following table sets forth the cash compensation paid by the Bank for services during the years ended December 31, 1997, 1996 and 1995 to the Company's former Chief Executive Officer, former Executive Officer who made in excess of $100,000.

                       SUMMARY COMPENSATION TABLE
                                                   Long Term
                                                  Compensation
                         Annual Compensation         Awards
                        _____________________    _______________
                                                    Securities
All Other(1)(2)
                   Year Salary     Bonus/Other  Underlying Options
compensation
                   ____ ______     ___________  __________________
_____________
Barbara Davis Blum 1997 $194,413    $     -       $         -
 $    5,994
Chairwoman of the  1996  194,413          -            81,694(3)
     11,635
Board, President   1995  185,155          -                 -
      5,555
and Chief Executive
Officer of the
Company and the Bank

Kimberly J. Levine 1997 $118,833    $      -      $         -
 $     4,223
Senior Vice        1996  108,167       5,000         2,749 (4)
       7,993
President and      1995   98,500           -                -
       2,960
Chief Financial Officer
________________________________
    (1) Pursuant to employment agreements, Ms. Blum and Ms. Levine received
severance payments of $487,232 and $120,000, respectively, which were  paid
subsequent to December 31, 1997.
    (2) Represents the Bank's matching contribution of cash and discretionaly contribution of Company stock under the 401(k) Plan
(now Employee
Stock Ownership Plan with 401(k) Provisions) for the accounts of
Barbara Davis
Blum and Kimberly J. Levine.  Ms. Blum received certain perquisites but the cost
of providing such perquisites did not exceed the lesser of $50,000 or 10% of her
salary.
    (3) Represents options to purchase shares granted under the
Directors Stock
Option Plans, the Employee Incentive Stock Option Plans and the
Nonqualified
Stock Option Agreement between Ms. Blum and the Company.  See
"Option Grants in
Last Fiscal Year" table below.
    (4) Represents options to purchase shares  granted under the
Employee
Incentive Stock Option Plans.  See "Option Grants in Last Fiscal
Year" table
below.

Non-Qualified Stock Option Plan

    No options have been granted to date under the Company's Non-Qualified Stock Option Plan (the "Plan"). A total of 90,000 shares of the Company's Common Stock are authorized for issuance under the Plan, in which officers of the Company and the Bank who have been employed for a least one year are eligible to participate. The option exercise price of any options granted under the Plan will equal 100% of the book value of the shares as of the date of grant. Any options granted under the Plan will become exercisable on a cumulative basis at a rate of 25% per year during the period of four years after the grant; provided, however that the first 25% will not become exercisable until the expiration of six months after the date of the grant.

Employee Incentive Stock Option Plan

    On January 23, 1996, the Board of Directors of the Company approved a qualified Employee Incentive Stock Option Plan (the "Employee Plan"). A total of 9,987 shares of the Company's Common Stock are authorized for issuance under the Employee Plan, in which key employees of the company and the Bank are eligible to participate. On January 23, 1996, all such options were granted at an exercise price of 100% of fair market value at the date of grant, or $7.93. Options granted under the Employee Plan are immediately exercisable and expire not later than ten years following the date of grant.

1996 Employee Incentive Stock Option Plan

    On November 19, 1996, the Board of Directors of the Company approved a qualified 1996 Employee Incentive Stock Option Plan covering key employees (the "1996 Employee Plan"). A total of 14,913 shares of the Company's Common Stock are authorized for issuance under the 1996 Employee Plan, in which key employees of the Company and the Bank are eligible to participate. On November 19, 1996, 12,688 options were granted at an exercise price of 100% of fair market value, or $10.74. On January 21, 1997, 1,000 options were granted at an exercise price of 100% of fair market value, or $11.71. On February 18, 1997, 505 options were granted at an exercise price of 100% of fair market value, or $11.83. Options granted under the 1996 Employee Plan vest beginning in 1997 at an annual rate ranging from 33.33% to 100% at the end of each year and become fully vested in the event of a Change in Control, as defined in the 1996 Employee Plan. Options under the 1996 Employee Plan expire not later than ten years after the date of grant. The 1996 Employee Plan is administered by the Board of Directors which may delegate its powers with respect to administration of the plan (except its powers with respect to termination and amendment of the plan) to a committee appointed by the Board and comprised of not less than two non-employees to whom awards hereunder shall be granted ("Optionee"), the time or times at which such awards shall be granted; the form of awards, either incentive be granted ("Optionee"), the time or times at which such awards shall be granted; the form of awards, either incentive stock options ("ISO") and/or stock appreciation rights ("SAR") which may be granted; the amount of awards which may granted; and the limitations, restrictions and conditions applicable to any such award. In making such determination, the Board may take into account the nature of the services rendered by such employees or classes of employees, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant.

Directors Stock Option Plan

    On January 23, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "Directors Plan"). A total of 6,429 shares of the Company's Common Stock are authorized for issuance under the Directors Plan, in which all directors of the Company and the Bank in 1995 are eligible to participate based upon the total months of 1995 Board service. On January 23, 1996, all such options were granted at an exercise price of 85% of fair market value at the date of grant, or $6.74. Options granted under the Directors Plan vest beginning in 1996 at an annual rate of 20% at the end of each year and expir5e at the earlier of ten years following the date of grant or two years after leaving the Board. However, in the event of death or disability, options expire one year after leaving the Board. The options shall become fully vested in the event of a "Change in Control" (as defined in the Directors Plan) or in the event the director leaves the Board.

1996 Directors Stock Option Plan

    On November 19, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "1996 Directors Plan"). A total of 7,920 shares of the Company's Common Stock are authorized for issuance under the Employee Plan, in which all directors of the Company and the Bank are eligible to participate based upon the total months of 1996 Board service. On November 19, 1996, all such options were granted at an exercise price of 85% of fair market value, or $9.13. Options granted under the 1996 Directors Plan vest beginning in 1997 at an annual rate of 33.33% at the end of each year and expire at the earlier of ten years following the date of grant or immediately upon leaving the Board. However, in the event of death or disability, options expire two years after leaving the Board. The options shall become fully vested in the event of a "Change in Control" (as defined in the 1996 Directors Plan).

Employee Stock Ownership Plan with 401(k) Provisions

    On April 6, 1996, the Company's and the Bank's Board of Directors adopted an employee stock ownership plan with 401(k) provisions ("ESOP"). The ESOP was amended effective as of January 1, 1997 to modify certain vesting provisions. The ESOP replaced the Bank's former 401(k) Plan. Employees of the Bank who are at least 21 years of age and who have completed one year of service are eligible to participate. The Company has submitted an application to the Internal Revenue Service for a letter of determination as to the tax-qualified status of the ESOP. Although no assurances can be given, the Company expects the ESOP to receive a favorable letter of determination. The ESOP may be amended or terminated at any time by the Bank. The ESOP is to be funded by contributions made by the Bank in cash or shares of the Company's Common Stock. On July 17, 1996, the ESOP borrowed $218,750 in funds from the Company which was an amount sufficient to purchase 25,000 shares of Common Stock.
This loan is secured by the shares of Common Stock purchased and earnings thereon. Shares purchased with such loan proceeds will be held in a suspense account for allocation, as the loan is repaid, among participants who are eligible to share in the Bank's contribution for the year. Dividends paid on allocated shares may be paid to participants or used to repay the ESOP loan. Dividends on unallocated shares are expected to be used to repay the ESOP loan.

    Participants may elect to contribute a percentage of their salary, which amount may not be less than 1% nor more than 15% of the participant's annual salary up to $9,500 for 1997. In addition, the Bank may make a discretionary matching contribution equal to one-half of the percentage of the amount of the salary reduction elected by each participant (up to a maximum of 3%), which percentage will be determined each year by the Bank, and an additional discretionary contribution determined each year by the Bank. Contributions by the Bank and shares released from the suspense account will be allocated among participants on the basis of their annual wages subject to federal income tax withholding, plus amounts withheld under certain qualified plans. Each participant is immediately vested in his or her contributions, the Bank's matching contributions and the Bank's initial discretionary contribution made during 1996. Each participant will begin to vest in his or her interest in the Bank's future discretionary contributions to the ESOP after one year of service and will be fully vested upon three years or service. Benefits are payable upon a participant's retirement, death, disability or separation from service, in a single lump-sum payment or in installments. Distributions at retirement will be in the form of cash or shares of Common Stock or both. In addition, the participant or beneficiary has certain put rights in the event that the Common Stock distributed cannot be readily sold.

    The Trustee of the ESOP will vote all shares of Common Stock held by it as part of the ESOP assets, provided that a participant or beneficiary will be entitled to direct the Trustee as to the manner in which voting rights are to be exercised, with respect to shares of Common Stock allocated to the participant, in connection with certain corporate transactions as described in the ESOP.

    The Company made matching cash contributions to the ESOP of $41,000. No discretionary contributions were made during 1997.

_________________________________________________________________
            TRANSACTIONS WITH CERTAIN RELATED PERSONS
_________________________________________________________________

    The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction. During the year ended December 31, 1997, the Bank had no loans outstanding to directors or executive officers which were made on preferential terms.

_________________________________________________________________
        PROPOSAL II RATIFICATION OF APPOINTMENT OF AUDITORS
_________________________________________________________________

    The Board of Directors of the Company has approved the engagement of Arthur Andersen LLP to be the Company's auditors for the 1998 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Arthur Andersen LLP for the Company's fiscal year ending December 31, 1998. A representative of Arthur Andersen LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

    In order to ratify the selection of Arthur Andersen LLP as the auditors for the 1998 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Arthur Andersen LLP as auditors for the 1998 fiscal year.

_________________________________________________________________
                     STOCKHOLDER PROPOSALS
_________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, Abigail Adams National Bancorp, Inc., 1627 K Street, N.W., Washington, DC 20006, no later than May 25, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

_________________________________________________________________
                          MISCELLANEOUS
_________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

    A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1627 K Street, N.W., Washington, DC 20006.

                               BY ORDER OF THE BOARD OF DIRECTORS

                              /s/Brenda S. Johnson
                              ________________
                               Brenda S. Johnson
                               Secretary

                         REVOCABLE PROXY

               ABIGAIL ADAMS NATIONAL BANCORP, INC.

                   ANNUAL MEETING OF STOCKHOLDERS
                        October 20, 1998

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at The Adams National Bank, 1627 K Street, N.W., Washington, DC 20006 at 3:00p.m.(local time) on October 20, 1998. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                         Vote
                                            For        Withheld
                                            ___        ________
1.     The election as directors of all
       nominees listed below (except as
       marked to the contrary below)

       Kathleen Walsh Carr
       George Cook
       Jeanne D. Hubbard
       Marshall T. Reynolds
       Robert L. Shell, Jr.
       Marianne Steiner
       Joseph L. Williams
       Bonita A. Wilson


       INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

       ___________________________


       ___________________________

                                            FOR  AGAINST  ABSTAIN
                                            ___  _______  _______
2.     The ratification of the
       appointment of Arthur Andersen LLP
       as auditors for the fiscal year
       ending December 31, 1998.

The Board of Directors recommends a vote "FOR" each of the listed proposals.
_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
_________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated September 21, 1998.


Dated: _________________, 1998
        Check Box if You Plan                               __
         to Attend Meeting                                 |__|


__________________________         ___________________________
PRINT NAME OF STOCKHOLDER          PRINT NAME OF STOCKHOLDER


__________________________         ___________________________
SIGNATURE OF STOCKHOLDER           SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


_________________________________________________________________
   Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
_________________________________________________________________